Exhibit (24)


                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that are issuable under the Corporation's 1996 Employee Stock Purchase Plan, and to sign any and all amendments to such Registration Statement.


                  Signature                     Capacity

/s/ Edward E. Crutchfield                       Chairman and Chief
Edward E. Crutchfield                             Executive Officer and
                                                  Director

/s/ Robert T. Atwood                            Executive Vice President
Robert T. Atwood                                  and Chief Financial
                                                  Officer

/s/ James H. Hatch                              Senior Vice President and
James H. Hatch                                    Corporate Controller
                                                  (Principal Accounting
                                                   Officer)

/s/ Edward E. Barr                              Director
Edward E. Barr






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/s/ G. Alex Bernhardt                                                  Director
G. Alex Bernhardt


/s/ W. Waldo Bradley                                                   Director
W. Waldo Bradley


/s/ Robert J. Brown                                                    Director
Robert J. Brown


/s/ Robert D. Davis                                                    Director
Robert D. Davis


/s/ R. Stuart Dickson                                                  Director
R. Stuart Dickson


/s/ B.F. Dolan                                                         Director
B. F. Dolan


/s/ Roddey Dowd, Sr.                                                   Director
Roddey Dowd, Sr.


/s/ John R. Georgius                                                   Director
John R. Georgius


/s/ Arthur M. Goldberg                                                 Director
Arthur M. Goldberg


/s/ William N. Goodwin, Jr.                                            Director
William N. Goodwin, Jr.


/s/ Brenton S. Halsey                                                  Director
Brenton S. Halsey



                                        2

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/s/ Howard H. Haworth                                                  Director
Howard H. Haworth


/s/ Torrence E. Hemby, Jr.                                             Director
Torrence E. Hemby, Jr.


/s/ Frank M. Henry                                                     Director
Frank M. Henry


/s/ Leonard G. Herring                                                 Director
Leonard G. Herring


/s/ Juan Rodriguez Inciarte                                            Director
Juan Rodriguez Inciarte


/s/ Jack A. Laughery                                                   Director
Jack A. Laughery


/s/ Max Lennon                                                         Director
Max Lennon


/s/ Radford D. Lovett                                                  Director
Radford D. Lovett


/s/ Joseph Neubauer                                                    Director
Joseph Neubauer


/s/ Henry D. Perry, Jr.                                                Director
Henry D. Perry, Jr.


/s/ Randolph N. Reynolds                                               Director
Randolph N. Reynolds



                                        3

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/s/ Ruth G. Shaw                                                       Director
Ruth G. Shaw


/s/ Lanty L. Smith                                                     Director
Lanty L. Smith


/s/ Anthony P. Terracciano                                             Director
Anthony P. Terracciano


/s/ Dewey L. Trogdon                                                   Director
Dewey L. Trogdon


/s/ John D. Uible                                                      Director
John D. Uible


/s/ B.J. Walker                                                        Director
B.J. Walker



February 20, 1996
Charlotte, NC






                                        4

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